SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 11, 1999

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


Maryland                                  1-4141                 13-1890974
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(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


2 Paragon Drive, Montvale, New Jersey                              07645
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (201) 573-9700

                                      None
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         (Former name or former address, if changed since last report.)

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c) Exhibits. The following exhibits are filed with this report and incorporated by reference in this report:

Number     Description
-----      -----------

1 Underwriting Agreement dated August 6, 1999 among The Great Atlantic & Pacific Tea Company, Inc. and Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, and EVEREN Securities, Inc., relating to the issuance of $200,000,000 aggregate principal amount of 9 3/8% Senior Quarterly Interest Bonds Due 2039

4.2 Authorizing Resolutions relating to $200,000,000 aggregate principal amount of 9 3/8% Senior Quarterly Interest Bonds Due 2039

5.1       Opinion of Cahill Gordon & Reindel

23.2      Consent of Cahill Gordon & Reindel (included in Exhibit 5.1)

25.1      Statement of Eligibility of The Chase Manhattan Bank on Form T-1



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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE GREAT ATLANTIC & PACIFIC
                                      TEA COMPANY, INC.


Date:  August 11, 1999              By:  /s/ Robert G. Ulrich
                                         --------------------------------------
                                         Name:   Robert G. Ulrich
                                         Title:  Senior Vice President
                                                 General Counsel & Secretary


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


                                  EXHIBIT INDEX


Number         Description
------         -----------

1 Underwriting Agreement dated August 6, 1999 among The Great Atlantic & Pacific Tea Company, Inc. and Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, and EVEREN Securities, Inc., relating to the issuance of $200,000,000 aggregate principal amount of 9 3/8% Senior Quarterly Interest Bonds Due 2039

4.2 Authorizing Resolutions relating to $200,000,000 aggregate principal amount of 9 3/8% Senior Quarterly Interest Bonds Due 2039

5.1            Opinion of Cahill Gordon & Reindel

23.2           Consent of Cahill Gordon & Reindel (included in Exhibit 5.1)

25.1           Statement of Eligibility of The Chase Manhattan Bank on Form T-1